Conditionally Active Antibodies for Immuno-oncology NOVEMBER 2023  |  Nasdaq: SNSE Exhibit 99.2

Disclaimer This presentation has been prepared by Sensei Biotherapeutics, Inc. (the “Company,” "we," "us") and is made for informational purposes only. The information set forth herein does not purport to be complete or to contain all of the information you may desire. Statements contained herein are made as of the date of this presentation unless stated otherwise, and neither the delivery of this presentation at any time, nor any sale of securities, shall under any circumstances create an implication that the information contained herein is correct as of any time after such date or that information will be updated or revised to reflect information that subsequently becomes available or changes occurring after the date hereof.  This presentation contains estimates and other statistical data made by independent parties and by us relating to market shares and other data about our industry. This presentation also contains "forward-looking" statements as that term is defined in the Private Securities Litigation Reform Act of 1995 that are based on our management's beliefs and assumptions and on information currently available to management. These forward-looking statements include, without limitation, expectations regarding the development and potential therapeutic benefits of our product candidates; the expected safety profile and pharmacokinetic profile of our product candidates, including SNS-101; the expected timing of clinical data from our Phase 1/2 clinical trial of SNS-101; the availability of data from our preclinical studies; the timing of discovery and selection of product candidates; and our belief that our existing cash and cash equivalents will be sufficient to fund our operations at least into the second half of 2025 and reach midway into Phase 2 clinical studies of SNS-101. When used in this presentation, the words and phrases "designed to," "may," "believes," "intends," "seeks," "anticipates," "plans," "estimates," "expects," "should," "assumes," "continues," "could," "will," "future" and the negative of these or similar terms and phrases are intended to identify forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Risks and uncertainties that may cause actual results to differ materially include uncertainties inherent in the development of therapeutic product candidates, such as preclinical discovery and development, conduct of clinical trials and related regulatory requirements, including the risk of delay or cessation of any clinical trials of Sensei’s product candidates, our reliance on third parties over which we may not always have full control, risks regarding the accuracy of our estimates of expenses, capital requirements and needs for additional financing, and other risk and uncertainties that are described in our Quarterly Report on Form 10-Q filed with the SEC on or about August 3, 2023 and our other Periodic Reports filed with the SEC. Forward-looking statements represent our management's beliefs and assumptions only as of the date of this presentation and include all matters that are not historical facts. Our actual future results may be materially different from what we expect. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future.   Certain information contained in this presentation relates to, or is based on, studies, publications, surveys and other data obtained from third-party sources and the Company's own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source.

*Consists of cash, cash equivalents and marketable securities LEAD PROGRAM SNS-101, a conditionally active antibody targeting VISTA Initial Phase 1 data demonstrate well tolerated safety profile & potentially best-in-class pharmacokinetics (PK) TMAb PLATFORM Conditionally active antibodies designed to widen therapeutic window and enable druggability of promising oncology targets EXPECTED MILESTONES Initial PK & safety combination data in Q1 2024 Topline monotherapy data in Q2 2024 Topline combination data in 2024 FINANCIALS Ended Q2 2023: $78.8M* Cash runway into 2H 2025 Cash currently sufficient to reach midway into Phase 2 clinical studies for SNS-101 Engineered Selectivity to Extend the Clinical Reach of Immuno-oncology Agents

Lack of Tumor Targeting is a Major Obstacle to IO Innovation Industry Problem Sensei’s Solution Conventional antibodies target immune checkpoints that are highly expressed in normal tissues, resulting in: Dose-limiting toxicities due to on-target/off-tumor action Pharmacological sink effect requires higher and more frequent dosing Suboptimal activity due to poor PK and dose-limiting toxicities Conditionally active antibodies are selectively targeted to the tumor microenvironment, potentially providing: Little or no toxicity due to selective on-target/on-tumor action Lower and less frequent doses by avoiding normal tissue binding Powerful activity selectively focused on the tumor microenvironment Only one new checkpoint inhibitor has been approved since the original CTLA-4 and PD-1/PD-L1 group Ipilimumab (anti-CTLA-4) Pembrolizumab (anti-PD-1) Relatlimab (anti-LAG-3) 2011 2014 2022

TMAb Antibodies are Designed to Bind Selectively in the Tumor Microenvironment Lack of peripheral target engagement can improve safety and pharmacokinetic parameters while focusing action to the tumor microenvironment

Innovative Pipeline of IO Drugs with Broad Commercial Potential *Sensei has entered into a clinical supply agreement with Regeneron supporting the planned evaluation of SNS-101 in combination with Regeneron’s anti-PD-1 therapy Libtayo® (cemiplimab) in a Phase 1/2 clinical trial in solid tumors. *Sensei has entered into a Cooperative Research and Development Agreement (CRADA) with the National Cancer Institute. The goal of this collaborative effort is to further elucidate the role of VISTA in immune checkpoint resistance and expand the potential of SNS-101 as a combination therapy beyond anti-PD-1.

SNS-101

VISTA is a Potent T cell Checkpoint Extensively Expressed on Myeloid Cells1 1. Lines et al. Cancer research vol. 74,7 (2014) VISTA is a B7 family member that  suppresses T cell function and is expressed extensively by myeloid cells SNS-101 targets immunosuppressive function mediated by PSGL-1 and other receptors T-cell proliferation & activation VISTA has inherent pH sensitivity: its extracellular domain is uniquely rich in histidines2 SNS-101 has monovalent affinity of 0.218 nM at pH 6.0, with no observed binding at neutral pH 2. Johnston et al., Nature 2019 Myeloid lineage cell or tumor cell (less common)

Historical Challenges Targeting VISTA-Positive Myeloid Cells Resulted in Early Clinical Trial Termination JNJ-61610588 Human Plasma Concentration JNJ-61610588 (CI-8993) was the first anti-VISTA antibody to be studied in clinical trials in 2016 (NCT02671955) 1 Transient Cytokine Release Syndrome (CRS) observed in several patients at 0.15 mg/kg Transient Grade 3 CRS-associated encephalopathy observed at 0.3 mg/kg, after which Janssen halted the study Challenging PK profile Non-linear PK, short t1/2 Dose-limiting toxicity Grade 3 CRS-associated encephalopathy 1 Curis, Inc., Corporate Presentation, Feb 2022

SNS-101 is a Differentiated, pH-Sensitive Antibody Designed to Overcome the Unique Challenges of VISTA Potential Best-in-Class Safety and PK Profile Supported by Initial Clinical Data No observed CRS or dose-limiting toxicity and no evidence of target-mediated drug disposition* Rapidly Enrolling Phase 1/2 Clinical Trial Multi-center U.S. study as single agent and in combination with PD-1 inhibitor Libtayo®   First VISTA-blocking antibody administered at a dose anticipated to be therapeutically relevant without eliciting dose-limiting toxicity Achieving "Firsts" for the VISTA Field Differentiated Design and Mechanism IgG1, Fc-active antibody designed to selectively block VISTA in the low-pH tumor microenvironment Approaching Near-Term Clinical Milestones Anticipate initial combination PK/safety data in Q1 2024 with topline monotherapy data in Q2 2024 and topline combination data in 2024 *As of safety cut-off date of October 3, 2023

SNS-101 Phase 1/2 Study + As of October 3, 2023, enrollment complete in Cohort A4 (10.0 mg/kg), pending DLT assessment period  ^ As of October 3, 2023, enrollment complete in Cohort B1 (3.0 mg/kg of SNS-101 + 350 mg of Libtayo), pending DLT assessment period RP2D = Recommended Phase 2 Dose MTD = Maximum Tolerated Dose Phase 1 Dose Escalation – Monotherapy: SNS-101 alone   Phase 1 Dose Escalation – Combination: SNS-101 + Libtayo (350 mg)  Cohort A1 0.3 mg/kg N=1 RP2D Cohort B1 3.0 mg/kg + Libtayo® ^ N=3 RP2D Phase 2 Expansion: SNS-101 +/- Libtayo Indication 1 Indication 2 Indication X Phase 1 Study Design Dose escalation using Bayesian Optimal Interval (BOIN) design Patient Population Study Objectives Dosing Advanced solid tumors Primary endpoint: safety, tolerability & RP2D Secondary endpoint: PK profile, immunogenicity & anti-tumor activity SNS-101 +/- Libtayo (350 mg) dosed as an IV infusion once every 3 weeks Dose escalation/de-escalation will proceed following the BOIN design until the MTD/RP2D is determined Anticipated Phase 2 Expansion Design  Single-arm, Simon two-stage minimax design incorporating an interim futility analysis Patient Population Study Objectives Dosing Advanced solid tumors Tumor types to be determined based on data from Ph1 dose escalation and emerging results from preclinical studies Primary endpoint: Anti-tumor activity  Secondary endpoint: Safety, tolerability, PK profile & immunogenicity  SNS-101 +/- Libtayo (350 mg) dosed as an IV infusion once every 3 weeks Dose will be determined from Ph1 dose escalation Cohort A2 1.0 mg/kg N=3 Cohort A3 3.0 mg/kg N=3 Cohort A4+ 10.0 mg/kg N=3 Cohort X TBD ü Cohort X TBD mg/kg + Libtayo Cohort Y TBD mg/kg + Libtayo ü ü

SNS-101 Displayed Favorable Safety & Tolerability Profile DLT = Dose limiting toxicity CRS = Cytokine release syndrome TEAE – Treatment emergent adverse event SAE = Serious adverse event 0.3 mg/kg N=1 n (%) 1.0 mg/kg N=3 n (%) 3.0 mg/kg N=3 n (%) Total N=7 n (%) At least 1 TEAE 1 3 1 5 (71.4) At least 1 SAE 0 0 1* 1* (14.3) At least 1 TEAE leading to discontinuation 0 0 1* 1* (14.3) DLTs 0 0 0 0 CRS events 0 0 0 0 ≥Grade 3 TEAE 0 0 1* 1* (14.3) Related TEAE 0 1# 0 1# (14.3) *One patient experienced an SAE, Grade 5 bronchial obstruction, that resulted in death; Event was not considered related to SNS-101, but to disease progression. # One patient experienced a Grade 2 dermatitis acneiform considered to be related to SNS-101. Well Tolerated with No Evidence of Cytokine Release Syndrome and No Dose-Limiting Toxicity Observed Data from monotherapy dose escalation arm as of safety cut-off date of October 3, 2023

Cytokine Data Consistent with Lack of Observed CRS Cytokine analysis: Blood samples were taken pre-dose, 3 hours post-infusion and 6 hours post infusion at C1D1, and pre- and 3hr-post thereafter. Serum was assayed for indicated cytokines using a platform (MSD) that has been validated for clinical sample analysis. Data from monotherapy dose escalation arm as of safety cut-off date of October 3, 2023

SNS-101 Clinical PK Data Show Linear Pharmacokinetics and Long Half-Life (Unlike Prior Anti-VISTA mAbs) Supports Every 3 Week Dosing Data from monotherapy dose escalation arm as of safety cut-off date of October 3, 2023

Key SNS-101 Differentiators: Potential Best-in-Class Therapeutic 0.1 Dose (mg/kg) 0.3 3 10 1 JNJ-61610588 P1 DLT (CRS) SNS-101 current dose level+ ~33X 15 Dosing every 3 weeks vs. every 1 or 2 weeks for competitors Linear elimination kinetics vs. non-linear for competitors Safety Parameters On Track Highest dose to date for any anti-VISTA antibody SNS-101 cleared dose level (0.3 mg/kg) that caused CRS with JNJ No observed DLTs or CRS in Phase 1 study* No prophylaxis Potential Best-In-Class PK Profile +Represents highest dose level in monotherapy arm as of October 3, 2023 *As of safety cut-off date of October 3, 2023

Single-agent Activity and Deepened Anti-tumor Responses to PD-1 Combo in Human VISTA KI Mice ** ** MC38-7r (Anti-mPD-1 insensitive MC38 clone) *** ** ** * P<0.05; ** P<0.01; *** P<0.001 MC38

SNS-101 Increased CD8 T-cells in Combination With Anti-PD-1 in MC38 Tumors In Vivo CTRL Anti-PD-1 1mg/kg 5mg/kg Anti-PD-1/SNS-101 3mg/kg 10mg/kg 30mg/kg Frequency of Live, CD45+ Population One-way ANOVA, Tukey Post-Hoc Analysis, * p<0.05; ** p<0.01, *** p<0.001, **** p<0.0001 with Anti-PD-1 with Anti-PD-1

SNS-101 Completed and Anticipated Clinical Milestones May 2023: First patient dosed Sept 2023: First patient dosed in combination with Libtayo®   Q4 2023: Initial monotherapy PK and safety data Q1 2024: Initial combination PK and safety data Q2 2024: Topline Phase 1 monotherapy data 2024: Topline combination data

VSIG-4

VSIG4 is an Immunosuppressive Receptor with On-Target, Off-Tumor Challenges  See references in Appendix A B Tissue macrophages (Kupffer cells) in liver Tumor-associated macrophages in tumor and stroma (inset) In the liver, VSIG-4 … Is expressed on Kupffer cells1-2 Appears to drive significant target-mediated drug disposition (TMDD) and clearance In the tumor microenvironment, VSIG-4 … Correlates with immunosuppressive "M2" macrophage infiltration3 Inhibits T cell activation4 Promotes tumor growth based on data from a syngeneic Lewis lung carcinoma model in knockout mice5

SNS-102 is a Highly pH-sensitive Antibody that Could Reverse T-cell Suppression within the Tumor Microenvironment SNS-102 blocks the interaction of VSIG4 with its novel counter-receptor, which has been provisionally identified pH-Sensitive VSIG4 Parental Antibodies Selected for Further Optimization Antibody Reference # Ratio of pH Selectivity (6.0 vs 7.4) Blockage of Immobilized VSIG4- T-cell Inhibition Blockage of Cellular VSIG4- T-cell Inhibition 1 1 + + 2 7 + + 3 1 + + 4 3 + + 5 3 +/- + 6 25 + + 7 1 + + 8 2 - + Plan to select product candidate in 2023

ENTPDase1 (CD39)

ENTPDase1 (CD39) is the Rate Limiting Enzyme in the Production of Immunosuppressive Adenosine Primary function is conversion of extracellular ATP (eATP) to adenosine (ADO), which exerts immunosuppressive properties through binding to A2a/A2b receptors (ADA) Expressed on various immune cells in both tumors and normal tissues

Sensei Has Identified pH-sensitive ENTPDase1 (CD39) Antibodies Antibody Reference #  Ratio of pH Selectivity  (6.0 vs 7.4) 1 1 2 6 3 4 4 5 5 18 6 1 7 1 8 1 pH-Sensitive CD39 Parental Antibodies Selected for Further Optimization Development of a TMAb antibody has potential for improved safety and PK profile compared to competitor CD39 mAbs Plan to select product candidate in 2023

Summary

SNS-101 (anti-VISTA) May 2023: First patient dosed Sept 2023: First patient dosed in combination with Libtayo®   Q4 2023: Initial monotherapy PK and safety data Q1 2024: Initial combination PK and safety data Q2 2024: Topline Phase 1 monotherapy 2024: Topline combination data SNS-102 (anti-VSIG4) 2023: Select product candidate SNS-103 (anti-ENTPDase1/CD39) 2023: Select product candidate Completed and Anticipated Program Milestones TMAb Platform Advance one program toward early manufacturing activities and single-dose toxicology studies 2023: Initiate fourth TMAb discovery program focused on developing a conditionally active bispecific antibody

*Consists of cash, cash equivalents and marketable securities LEAD PROGRAM SNS-101, a conditionally active antibody targeting VISTA Initial Phase 1 data demonstrate well tolerated safety profile & potentially best-in-class pharmacokinetics (PK) TMAb PLATFORM Conditionally active antibodies designed to widen therapeutic window and enable druggability of promising oncology targets EXPECTED MILESTONES Initial PK & safety combination data in Q1 2024 Topline monotherapy data in Q2 2024 Topline combination data in 2024 FINANCIALS Ended Q2 2023: $78.8M* Cash runway into 2H 2025 Cash currently sufficient to reach midway into Phase 2 clinical studies for SNS-101 Engineered Selectivity to Extend the Clinical Reach of Immuno-oncology Agents

Seasoned Leadership Team John Celebi, MBA President and CEO Erin Colgan Chief Financial Officer Edward van der Horst, Ph.D. Chief Scientific Officer Stephanie Krebs, M.S., MBA Chief Business Officer Christopher Gerry, J.D. VP, General Counsel

HQ: 1405 Research Blvd, Suite 125, Rockville, MD 20850  /  MA: 22 Boston Wharf Rd, 7th floor, Boston, MA 02210 senseibio.com

Appendix References for Slide 20 Helmy KY, Katschke KJ Jr, Gorgani NN, Kljavin NM, Elliott JM, Diehl L, Scales SJ, Ghilardi N, van Lookeren Campagne M. CRIg: a macrophage complement receptor required for phagocytosis of circulating pathogens. Cell. 2006 Mar 10;124(5):915-27. doi: 10.1016/j.cell.2005.12.039. PMID: 16530040. Voillet V, Berger TR, McKenna KM, Paulson KG, Tan WH, Smythe KS, Hunter DS, Valente WJ, Weaver S, Campbell JS, Kim TS, Byrd DR, Bielas JH, Pierce RH, Chapuis AG, Gottardo R, Rongvaux A. An In Vivo Model of Human Macrophages in Metastatic Melanoma. J Immunol. 2022 Aug 1;209(3):606-620. doi: 10.4049/jimmunol.2101109. Epub 2022 Jul 11. PMID: 35817516; PMCID: PMC9377377. Reviewed in Small AG, Al-Baghdadi M, Quach A, Hii C, Ferrante A. Complement receptor immunoglobulin: a control point in infection and immunity, inflammation and cancer. Swiss Med Wkly. 2016 Apr 5;146:w14301. doi: 10.4414/smw.2016.14301. PMID: 27045607. Vogt L, Schmitz N, Kurrer MO, Bauer M, Hinton HI, Behnke S, Gatto D, Sebbel P, Beerli RR, Sonderegger I, Kopf M, Saudan P, Bachmann MF. VSIG4, a B7 family-related protein, is a negative regulator of T cell activation. J Clin Invest. 2006 Oct;116(10):2817-26. doi: 10.1172/JCI25673. PMID: 17016562; PMCID: PMC1578631. Liao Y, Guo S, Chen Y, Cao D, Xu H, Yang C, Fei L, Ni B, Ruan Z. VSIG4 expression on macrophages facilitates lung cancer development. Lab Invest. 2014 Jul;94(7):706-15. doi: 10.1038/labinvest.2014.73. Epub 2014 May 26. PMID: 24862966.

The Modern-Day Challenge in Immuno-Oncology The PD-1/PD-L1 market is big and growing fast1 PD-1/PD-L1 monotherapy does not benefit 70% of patients2 2020 2026 Survival Benefit 20-30% No Survival Benefit 70% 1. Gerber et al., Biochemical Pharmacology 2016 2. Market estimates from PD-1 and PDL-1 Inhibitors Market Size in 2021 – MarketWatch, 360 Research

Partner / Collaborator Goal Description Clinical Supply Agreement Support evaluation of SNS-101 in combination with Libtayo® (cemiplimab) in planned Phase 1/2 clinical trial Sensei to fund planned clinical trial Regeneron to provide Libtayo® Sensei maintains global development and commercial rights to SNS-101 Cooperative Research & Development Agreement Further elucidate role of VISTA in immune checkpoint resistance and expand potential of SNS-101 as a combination therapy beyond anti-PD-1 Sensei collaborating with NCI Center for Immuno-Oncology Co-Directors, Jeffrey Schlom, Ph.D., and James Gulley, M.D., Ph.D. Preclinical studies will assess SNS-101 mechanism of action in combination with therapies beyond anti-PD-1 Research Collaboration Further study the mechanism of SNS-101's anti-tumor activity Sensei collaborating with laboratory of immuno-oncology KOL, Robert Schreiber, Ph.D. Preclinical studies will include identification of SNS-101 response biomarkers    Key Partnerships Supporting SNS-101’s Clinical Development Potential opportunities for combination therapy and biomarker identification

PK Sink Continues to be an Issue with Non-pH-Sensitive VISTA programs* SNS-101 is designed to overcome elimination kinetics and half-life related to PK sink observed in non-pH-sensitive VISTA programs Curis CI-8993 Plasma Concentration Kineta KVA12123 Cyno PK Abcine PMC-309 Serum Conc Cyno Hummingbird HMBD-002 Preclinical PK Linear Non-linear 1. Hummingbird SITC 2022; 2. Kineta Corporate Presentation; 3. Abcine, SITC 2022; 4. Curis, SITC 2022 *Each graph differs by time course based on data presented Clinical mAb #1 10 mg/kg

SNS-101 Re-sensitized Anti-PD-1 Insensitive Sarcoma Tumors in Human VISTA Knock-in Mice 5/8 CR 1/8 CR * p<0.05

SNS-101 Induced Substantially Lower Cytokine Release in Whole-blood Assay at Neutral pH Compared to pH-independent VISTA Antibody IFN-γ IL-8 TNF-α IL-6 IL-2 *** *** *** ** * ** ** ** ** ** ** ** ** ** ** Dose ranges: 1, 10, and 100 ug/ml #2

SNS-101 Has Displayed a Favorable Single-dose PK Profile in Preclinical Studies - No Significant TMDD in Human VISTA KI Mice or Non-human Primates Pharmacokinetics of Single Dose 5 mg/kg SNS-101 in VISTA Knock-in Mice Demonstrated a long mean residence time in the blood, indicating a lack of significant target-mediated drug disposition (TMDD) and clearance in non-malignant tissues SNS-101 displayed linear elimination kinetics unlike a pH-independent anti-VISTA mAb, which demonstrated TMDD and rapid clearance Pharmacokinetics of Single Dose SNS-101 in Cyno monkeys Clinical mAb #1 10 mg/kg

No Significant Binding of SNS-101 to Monocytes, Neutrophils, NK Cells and T-cells in Whole blood at Physiological pH T-cells NK cells FOB 1.57 FOB 2.0 FOB 1.0 FOB 8.75 FOB 12.4 FOB 1.36 Monocytes FOB 9.9 FOB 13.5 FOB 1.4 FOB 2.2 FOB 2.5 FOB 1.0 Neutrophils CYNO HUMAN FOB 7.4 FOB 8.8 FOB 1.0 Clinical mAb #1* Clinical mAb #2* SNS-101 Control FOB 2.0 FOB 2.0 FOB 0.5 Clinical mAb #1 Clinical mAb #2 SNS-101 Control FOB 1.66 FOB 1.9 FOB 0.95 FOB 9.7 FOB 10.7 FOB 1.31 *Clinical mAb #1 & #2 are pH-independent VISTA antibodies

KVA12123 (Kineta) SNS-101 Is a Fully Differentiated Anti-VISTA Antibody Phase 1 Phase 1 Phase 1 Phase 1 Phase 1 Preclinical Phase 1 (IgG1) (IgG1) (IgG1) (IgG4) (IgG1) Johnston et al., Nature 2019; Kineta website; Snyder et al, AACR Annual Meeting 2016; Pierre Fabre website; Hummingbird website; Thakkar et al, J of Immunother Cancer, 2022; PharmAbcine website

Commercially Validated Precedent for pH-sensitive Approach Soliris (Eculizumab) KD pH 7.4 (nM) 0.03 KD pH 6.0 (nM) 0.6 t½ (d) 3.9 Ultomiris (Ravulizumab, ALXN1210) 0.49 22 13.4 Due to its longer half-life (13.4 d vs 3.9 d), ravulizumab given every 8 weeks achieved noninferiority compared with eculizumab given every 2 weeks for all efficacy endpoints, while maintaining a similar safety profile. 2018: FDA approves Ultomiris® (ravulizumab, ALXN1210) 2020: Ultomiris sales = $1.08 billion  Revulizumab utilized histidine insertions into the CDR regions (VH_Y27H, VH_S57H) and Fc substitutions (M428L, N434S) of eculizumab Soliris® (eculizumab), an anti-C5 monoclonal antibody (mAb), was considered standard of care for patients with paroxysmal nocturnal hemoglobinuria (PNH) and atypical hemolytic uremic syndrome, but had a short half-life as a result of extensive TMDD. Engineering eculizumab using histidine substitutions resulted in a pH-sensitive mAb with markedly improved half-life. Sheridan et al, PLOS One, April 2018 (https://doi.org/10.1371/journal.pone.0195909) Lee et al, Blood, (doi:10.1182/blood-2018-09-876136) Sales figures: https://media.alexion.com/news-releases/news-release-details/alexion-reports-fourth-quarter-and-full-year-2020-results Antibody Engineering of Solaris Led to pH Sensitivity and Half-Life Improvements

Targeting VISTA and PD-1 Checkpoints in the TME Promotes Anti-tumoral M1 Macrophage Polarization M1 macrophages are anti-tumorigenic through secretion of pro-inflammatory cytokines and chemokines, and driving of Th1 CD4+ T cell responses M2 macrophages are immunosuppressive; pro-tumor TAMs are a subset of M2-type cells SNS-101 targets suppressive signaling in the myeloid compartment, and in combination with anti-PD-1 may help shift the balance of macrophage polarization toward an anti-tumor M1 phenotype